CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Coca-Cola Embonor S.A., a Chilean company and foreign private issuer (the "Company"), on Form 20-F for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Roger Ford, Corporate Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     A signed original of this written statement required by Section 906 has been provided to Coca-Cola Embonor S.A. and will be retained by Corporate Chief Financial Officer and furnished to the Securities and Exchange Commission or its staff upon request.



By: /s/ Roger Ford
   -------------------------------------------
   Name:  Roger Ford
   Title:  Corporate Chief Financial Officer


June 25, 2004